Exhibit 10.20

AMENDMENT No. 1 to AMENDED AND RESTATED

SUPPLY AND OFFTAKE AGREEMENT

This AMENDMENT No. 1 to AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of April 14, 2015, is entered into by and among PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC, a Delaware limited liability company (“PESRM”), PES ADMINISTRATIVE SERVICES, LLC, a Delaware limited liability company (“PESA”), and MERRILL LYNCH COMMODITIES, INC., a Delaware corporation (“MLC”).

WHEREAS, PESRM, PESA and MLC previously entered into that certain Amended and Restated Supply and Offtake Agreement, dated as of October 7, 2014 (the “SOA”);

WHEREAS, PESRM, PESA and MLC desire to amend certain terms and conditions of the SOA as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                         Definitions.  Capitalized terms used but not defined herein have the meanings set forth in the SOA.

SECTION 2.                         Amendments.  Effective as of the date hereof, the parties hereto hereby amend the SOA as follows:

2.1                               The definition of “Butane Inventory” in Section 1.01 is hereby deleted in its entirety and replaced with the following:

“Butane Inventory” means, for any Day, the butane inventory (measured in Barrels) held by PESRM as at the end of such Day (including any butane that is subject to PESRM-MLC Secured Prepay Transactions or PESIC-PESRM Secured Prepay Transactions), as reflected in (i) with respect to butane inventory located at the Refinery, the Daily Actual Production Book and (ii) with respect to butane inventory located off premises of the Refinery, the SXL Report and the Third Party Butane Report(s), in each case, as the same shall be revised from time to time pursuant to Section 4.14(b).

2.2                               The following definition is hereby added to Section 1.01 in proper alphabetical order:

““Third Party Butane Report” means a report detailing the amount of butane inventory stored by any Third Party (other than SXL) at its Third Party Infrastructure, in form and substance reasonably acceptable to MLC.”

2.3                               The parenthetical in Section 4.04(a) is hereby amended by replacing the word “and” with the word “including” and adding the words “and the Third Party Butane Report(s)” after the words “SXL Report “.

2.4                               The first sentence of Section 4.14(a) is hereby amended by replacing the words

“and/or the SXL Report” with the words “, the SXL Report and/or the Third Party Butane Report(s)”.

2.5                               The first sentence of Section 4.14(b) is hereby amended by replacing the words “and the SXL Report” with the words “, the SXL Report or the Third Party Butane Report(s)”.

2.6                               Section 12.01(c)(i) is hereby amended by replacing the words “and/or the SXL Report” with the words “, the SXL Report and/or the Third Party Butane Report(s)”.

SECTION 3.                         Miscellaneous.

3.1                               Effect on the SOA.  The foregoing amendments are limited in effect, shall apply only as expressly set forth in this Amendment and shall not constitute modifications or amendments of any other provisions of the SOA.  The SOA as so modified remains in full force and effect and is hereby ratified and confirmed by the parties hereto in all respects.

3.2                               Headings.  Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

3.3                               Successors and Assigns.  This Amendment shall be binding on the parties hereto and any of their respective successors and permitted assigns.

3.4                               Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

3.5                               Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflict of law principles (except Sections 5-1401 and 5-1402 of the New York General Obligations Law).

WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AMENDMENT (AN “ACTION”), SUCH ACTION SHALL BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR, TO THE EXTENT FEDERAL JURISDICTION IS NOT PERMITTED, COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED HERETO. EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AMENDMENT SHALL PRECLUDE EITHER PARTY FROM BRINGING AN ACTION IN ANY OTHER JURISDICTION IN ORDER TO ENFORCE ANY JUDGMENT OBTAINED IN

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ANY ACTION REFERRED TO IN THIS SECTION 3.5, NOR WILL THE BRINGING OF ANY ENFORCEMENT ACTIONS IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF ENFORCEMENT ACTIONS IN ANY OTHER JURISDICTION.

3.6                               Waiver of Trial by Jury.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

By:	/s/ Rachel Caliberti
Name: Rachel Caliberti
Title: Treasurer

[Signature Page to Amendment No. 1 to Amended and Restated Supply and Offtake Agreement]

PES ADMINISTRATIVE SERVICES, LLC

By:	/s/ Rachel Caliberti
Name: Rachel Caliberti
Title: Treasurer

[Signature Page to Amendment No. 1 to Amended and Restated Supply and Offtake Agreement]

MERRILL LYNCH COMMODITIES, INC.

By:	/s/ Dennis Albrecht
Name: Dennis Albrecht
Title: Managing Director, COO

[Signature Page to Amendment No. 1 to Amended and Restated Supply and Offtake Agreement]